Exhibit 99.1

FOR FURTHER INFORMATION:	Dennis Barber	(713) 497-3042
	Pat Hammond	(713) 497-7723

FOR IMMEDIATE RELEASE:	November 9, 2006

Reliant Energy Reports Third Quarter Results

HOUSTON — Reliant Energy, Inc. reported a loss from continuing operations before income taxes of $254 million for the third quarter of 2006, compared to a loss from continuing operations before income taxes of $464 million for the same period of 2005.  The reported numbers include net losses from unrealized energy derivatives of $355 million and $354 million, and a $35 million and $351 million charge for western states settlement for 2006 and 2005, respectively.

Open EBITDA (earnings before interest, income taxes, depreciation and amortization) was $461 million for the third quarter of 2006, compared to $551 million for the third quarter of 2005.  Improved retail adjusted gross margin, driven by higher unit margins in all customer classes, was partially offset by lower wholesale open gross margin and increased expenses.  Adjusted EBITDA, which includes the effect of historical wholesale hedges and gains on sales of emission allowances, was $338 million for the third quarter of 2006, compared to $462 million for the third quarter of 2005.  The reduction to adjusted EBITDA was primarily related to the same factors described above for open EBITDA and lower net gains on sales of emission allowances, partially offset by reduced losses related to historical wholesale hedges.

“Our businesses delivered strong third quarter results, and we have completed or are on track to meet or exceed our priorities for 2006,” said Joel Staff, chairman and chief executive officer.  “Notably, our 2007 and 2008 outlook for the wholesale business has improved slightly.  Improvements in heat rate, a decline in coal prices, a new capacity contract for one of our power plants and progress on the development of a capacity market in PJM have more than offset a decline in forward power prices,” Staff added.

Reliant Energy, Inc. reported a loss from continuing operations before income taxes of $296 million for the first nine months of 2006, compared to $413 million for the same period of 2005.  The reported numbers include net losses from unrealized energy derivatives of $280 million and $91 million, and a $35 million and $351 million charge for western states settlement for 2006 and 2005, respectively. The first nine months of 2005 also included an $8 million charge related to the settlement of shareholder class action lawsuits.

Open EBITDA was $764 million for the first nine months of 2006 compared to $786 million for the same period of 2005.  Adjusted EBITDA was $588 million for the first nine months of 2006 compared to $649 million for the same period of 2005.  The decline in adjusted EBITDA was primarily due to higher expenses, higher losses related to historical wholesale hedges and lower wholesale open gross margin.  These were partially offset by improved retail adjusted gross margin and higher gains on sales of emission allowances.

1

During the first nine months of 2006, the company reported cash provided by continuing operations from operating activities of $40 million, compared to $519 million use of cash in continuing operations from operating activities for the same period of 2005.  Free cash flow from continuing operations after emission allowances activity was $109 million for the first nine months of 2006, compared to $291 million for the same period of 2005.  The declines in free cash flow from continuing operations after emission allowances activity were primarily due to changes in working capital, partially offset by increased sale proceeds from and lower purchases of emission allowances.

OUTLOOK

Reliant Energy’s outlook for open EBITDA is $856 million, $1,051 million and $1,190 million for the years ending December 31, 2006, 2007 and 2008, respectively.  Adjusted EBITDA, which includes the impact of historical wholesale hedging activity and gains on the sales of emission allowances is $618 million, $825 million and $1,090 million for the same periods.  The outlook for free cash flow from continuing operations after emission allowances activity is $99 million, $154 million and $336 million for the years ending December 31, 2006, 2007 and 2008, respectively.

This outlook is based on forward commodity prices on September 22, 2006 and assumptions and estimates by Reliant Energy.

Open EBITDA
Outlook Reconciliation

($ millions)	2006E	2007E	2008E
Income (loss) from continuing operations before income taxes(a)	$(119)	$431	$403
Delivery of product underlying the unrealized (gains) losses on energy derivatives	(50)	(321)	(54)
Depreciation and amortization	378	393	446
Interest expense, net	409	322	295
Adjusted EBITDA(a)	$618	$825	$1,090
Historical wholesale hedges(b)	397	226	100
Gains on sales of emission allowances(a),(c)	(159)	—	—
Open EBITDA(a)	$856	$1,051	$1,190

(a)             Certain factors that could affect GAAP financial measures are not accessible on a forward-looking basis, but could be material to future reported earnings.

(b)            Historical wholesale hedges were entered into to primarily hedge the economics of our wholesale operations.  These amounts primarily relate to settlements of forward power and fuel hedges, long-term tolling purchases, long-term natural gas transportation contracts, storage contracts and our legacy energy trading.  These amounts are derived based on methodology consistent with the calculation of open EBITDA through September 30, 2006 and forward commodity prices as of September 22, 2006.

(c)             Sales through September 30, 2006.

2

Free Cash Flow from Continuing Operations Before and After
Emission Allowances Activity Outlook Reconciliation

($ millions)	2006E	2007E	2008E
Operating cash flow from continuing operations(a)	$1,165	$458	$771
Change in margin deposits(b)	(1,284)	—	—
Western states and Cornerstone settlement payments	160	35 (c)	—
Capital expenditures	(122)	(253)	(280)
Free cash flow from continuing operations before emission allowances activity	$(81)	$240	$491
Proceeds from sales of emission allowances(b),(d), (e)	205	—	—
Purchases of emission allowances(e)	(25)	(86)	(155)
Free cash flow from continuing operations after emission allowances activity(e)	$99	$154	$336

(a)             Outlook assumes no changes in working capital.

(b)            Certain factors that could affect GAAP financial measures are not accessible on a forward-looking basis, but could be material to future reported earnings.

(c)             In October 2006, we reached a tentative settlement of some class action natural gas cases. We expect to pay this amount in the first quarter of 2007.

(d)            Sales through September 30, 2006.

(e)             Consistent with SEC guidance to the industry, purchases and sales of emission allowances are classified as cash flows from investing activities for GAAP purposes.

NON-GAAP FINANCIAL MEASURES

This press release and the attached financial tables include the following non-GAAP financial measures:

Gross margin

Adjusted gross margin

Open energy gross margin

Open wholesale gross margin

Open gross margin

Adjusted contribution margin

Open contribution margin

Adjusted other general and administrative expenses

EBITDA

Adjusted EBITDA

Open EBITDA

Free cash flow from continuing operations before emission allowances activity

Free cash flow from continuing operations after emission allowances activity

Adjusted net debt

A reconciliation of these financial measures and the most directly comparable GAAP measures is included above or in the attached financial tables.  Additional information regarding these measures, including a discussion of their usefulness and purpose, is included in the Form 8-K furnished along with this press release.

3

WEBCAST OF EARNINGS CONFERENCE CALL

Reliant Energy has scheduled its third-quarter 2006 earnings conference call for Thursday November 9, 2006, at 9:00 a.m. CT.  Interested parties may listen to a live audio broadcast of the conference call at www.reliant.com/corporate.  A replay of the call can be accessed approximately two hours after the completion of the call.  A copy of the presentation accompanying the call is also available at this Website address.

Reliant Energy, Inc. (NYSE: RRI) based in Houston, Texas, provides electricity and energy services to retail and wholesale customers in the United States. In Texas, the company provides service to approximately 1.9 million retail electricity customers, including residential and small business customers and commercial, industrial, governmental and institutional customers. Reliant also serves commercial, industrial, governmental and institutional customers in the PJM (Pennsylvania, New Jersey and Maryland) market.

The company is one of the largest independent power producers in the nation with approximately 16,000 megawatts of power generation capacity in operation across the United States. These strategically located generating assets utilize natural gas, fuel oil and coal. For more information, visit www.reliant.com/corporate.

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that contain projections, estimates or assumptions about our revenues, income and other financial items, our plans for the future, future economic performance, transactions and dispositions and financings related thereto. Forward-looking statements relate to future events and anticipated revenues, earnings, business strategies, competitive position or other aspects of our operations or operating results. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words. However, the absence of these words does not mean that the statements are not forward-looking.

We have based our forward-looking statements on management’s beliefs and assumptions based on information available to management at the time the statements are made. Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including legislative and regulatory developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial market conditions, access to capital, the timing and extent of changes in commodity prices and interest rates, weather conditions, changes in our business plan and other factors we discuss or reference to in the “Risk Factors” section of our 2005 Form 10-K and the “Management Discussion and Analysis of Financial Condition and Results of Operations” section of our third quarter 2006 Form 10-Q filed with the Securities and Exchange Commission.

Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

###

4

Reliant Energy, Inc. and Subsidiaries
Consolidated Statements of Operations
(Thousands of Dollars, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005
Revenues:
Revenues (including $(14,579), $(226,509), $187,320 and $(326,849) unrealized gains (losses) on energy derivatives)	$3,305,568	$2,963,021	$8,533,156	$7,111,730

Expenses:
Purchased power, fuel and cost of gas sold (including $(340,886), $(127,367), $(467,288) and $235,483 unrealized gains (losses) on energy derivatives)	2,989,956	2,697,009	7,473,913	5,877,446
Operation and maintenance	220,460	178,393	635,990	556,106
Selling and marketing	37,415	25,415	91,738	66,325
Bad debt expense	35,049	22,687	67,909	43,827
Total	3,282,880	2,923,504	8,269,550	6,543,704
Contribution Margin	22,688	39,517	263,606	568,026

Other general and administrative	44,001	50,983	119,248	131,830
Western states settlement	35,000	350,805	35,000	350,805
Gains on sales of assets and emission allowances, net	(3,457)	(91,874)	(159,787)	(115,793)
Depreciation and amortization	108,256	124,159	279,853	336,530
Total	183,800	434,073	274,314	703,372
Operating Loss	(161,112)	(394,556)	(10,708)	(135,346)

Other Income (Expense):
Income of equity investments, net	1,268	27,029	3,655	23,185
Other, net	(163)	62	666	(22,817)
Loss Before Interest and Taxes	(160,007)	(367,465)	(6,387)	(134,978)

Interest expense	(100,840)	(99,774)	(312,446)	(293,680)
Interest income	6,889	3,228	22,784	15,280

Loss from Continuing Operations Before Income Taxes	(253,958)	(464,011)	(296,049)	(413,378)
Income tax benefit	(100,135)	(197,226)	(25,886)	(155,228)

Loss from Continuing Operations	(153,823)	(266,785)	(270,163)	(258,150)
Income (loss) from discontinued operations	(1,340)	(3,512)	(4,911)	61,655

Loss Before Cumulative Effect of Accounting Change	(155,163)	(270,297)	(275,074)	(196,495)
Cumulative effect of accounting change, net of tax	—	—	968	—
Net Loss	$(155,163)	$(270,297)	$(274,106)	$(196,495)

Basic Earnings (Loss) Per Share:
Loss from continuing operations	$(0.50)	$(0.88)	$(0.88)	$(0.86)
Income (loss) from discontinued operations	—	(0.01)	(0.01)	0.21
Cumulative effect of accounting change, net of tax	—	—	—	—
Net loss	$(0.50)	$(0.89)	$(0.89)	$(0.65)

Diluted Earnings (Loss) Per Share:
Loss from continuing operations	$(0.50)	$(0.88)	$(0.88)	$(0.86)
Income (loss) from discontinued operations	—	(0.01)	(0.01)	0.21
Cumulative effect of accounting change, net of tax	—	—	—	—
Net loss	$(0.50)	$(0.89)	$(0.89)	$(0.65)

Weighted Average Common Shares Outstanding (in thousands):
- Basic	307,975	303,043	306,804	301,587
- Diluted	307,975	303,043	306,804	301,587

Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2005.

Reliant Energy, Inc. and Subsidiaries
Results of Operations by Segment - As Reported
(Millions of Dollars)
(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2006	2005	Change	2006	2005	Change
Retail Energy:
Revenues	$2,571	$2,288	$283	$6,475	$5,309	$1,166
Purchased power	2,473	2,125	348	6,003	4,570	1,433
Gross margin (1)	98	163	(65)	472	739	(267)

Operation and maintenance	68	55	13	177	142	35
Selling and marketing	38	25	13	92	66	26
Bad debt expense	34	21	13	70	42	28
Contribution margin - Retail Energy	(42)	62	(104)	133	489	(356)

Wholesale Energy:
Revenues	896	886	10	2,505	2,242	263
Purchased power, fuel and cost of gas sold	679	784	(105)	1,919	1,752	167
Gross margin (1)	217	102	115	586	490	96

Operation and maintenance	151	124	27	458	412	46
Bad debt expense	1	2	(1)	(2)	2	(4)
Contribution margin - Wholesale Energy	65	(24)	89	130	76	54

Other Operations:
Revenues	—	1	(1)	1	4	(3)
Purchased power, fuel and cost of gas sold	—	—	—	—	(1)	1
Gross margin (1)	—	1	(1)	1	5	(4)

Operation and maintenance	—	—	—	—	2	(2)
Contribution margin - Other Operations	—	1	(1)	1	3	(2)

Eliminations:
Revenues	(162)	(212)	50	(448)	(443)	(5)
Purchased power, fuel and cost of gas sold	(162)	(212)	50	(448)	(443)	(5)
Gross margin (1)	—	—	—	—	—	—

Consolidated:
Revenues	3,305	2,963	342	8,533	7,112	1,421
Purchased power, fuel and cost of gas sold	2,990	2,697	293	7,474	5,878	1,596
Gross margin (1)	315	266	49	1,059	1,234	(175)

Operation and maintenance	219	179	40	635	556	79
Selling and marketing	38	25	13	92	66	26
Bad debt expense	35	23	12	68	44	24
Contribution margin - Consolidated	23	39	(16)	264	568	(304)

Other general and administrative	44	50	(6)	119	132	(13)
Western states settlement	35	351	(316)	35	351	(316)
Gains on sales of assets and emission allowances, net	(3)	(92)	89	(159)	(116)	(43)
Depreciation and amortization	108	124	(16)	280	336	(56)
Total	184	433	(249)	275	703	(428)
Operating loss	(161)	(394)	233	(11)	(135)	124

Income of equity investments, net	2	27	(25)	4	23	(19)
Other, net	(1)	—	(1)	—	(23)	23
Loss before interest and income taxes	(160)	(367)	207	(7)	(135)	128

Interest expense	(101)	(100)	(1)	(312)	(293)	(19)
Interest income	7	3	4	23	15	8
Loss from continuing operations before income taxes	(254)	(464)	210	(296)	(413)	117
Income tax benefit	(100)	(197)	97	(26)	(155)	129
Loss from continuing operations	(154)	(267)	113	(270)	(258)	(12)
Income (loss) from discontinued operations	(1)	(3)	2	(5)	62	(67)
Cumulative effect of accounting change, net of tax	—	—	—	1	—	1
Net loss	$(155)	$(270)	$115	$(274)	$(196)	$(78)

(1) Gross margin (revenues less purchased power, fuel and cost of gas sold) excludes depreciation, amortization, labor and other product costs.

 Reference is made to Reliant Energy, Inc.’s Annual Report
 on Form 10-K for the year ended December 31, 2005.

Reliant Energy, Inc. and Subsidiaries
Results of Operations by Segment - Adjusted and Open
(Millions of Dollars)
(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2006	2005	Change	2006	2005		Change
Retail Energy:
Gross margin (1)	$98	$163	$(65)	$472	$739		$(267)
Unrealized (gains) losses on energy derivatives	338	181	157	368	(81)		449
Adjusted gross margin - Retail Energy	436	344	92	840	658		182

Operation and maintenance	68	55	13	177	142		35
Selling and marketing	38	25	13	92	66		26
Bad debt expense	34	21	13	70	42		28
Adjusted contribution margin - Retail Energy	296	243	53	501	408		93

Wholesale Energy:
Gross margin (1)	217	102	115	586	490		96
Unrealized (gains) losses on energy derivatives	17	173	(156)	(88)	172		(260)
Changes in California-related receivables and reserves	—	—	—	—	(2)		2
Historical wholesale hedges	126	181	(55)	335	253		82
Open gross margin - Wholesale Energy	360	456	(96)	833	913		(80)

Operation and maintenance	151	124	27	458	412		46
Bad debt expense	1	2	(1)	(2)	2		(4)
Open contribution margin - Wholesale Energy	208	330	(122)	377	499		(122)

Other Operations:
Gross margin (1)	—	1	(1)	1	5		(4)
Operation and maintenance	—	—	—	—	2		(2)
Contribution margin - Other Operations	—	1	(1)	1	3		(2)

Consolidated:
Adjusted gross margin - Retail Energy	436	344	92	840	658		182
Open gross margin - Wholesale Energy	360	456	(96)	833	913		(80)
Gross margin - Other Operations	—	1	(1)	1	5		(4)
Open gross margin - Consolidated	796	801	(5)	1,674	1,576		98

Operation and maintenance	219	179	40	635	556		79
Selling and marketing	38	25	13	92	66		26
Bad debt expense	35	23	12	68	44		24
Open contribution margin - Consolidated	504	574	(70)	879	910		(31)

Adjusted other general and administrative	(44)	(50)	6	(119)	(124	)(2)	5
Income of equity investments, net	2	27	(25)	4	23		(19)
Other, net	(1)	—	(1)	—	(23)		23
Open EBITDA	$461 (3)	$551 (3)	$(90)	$764 (3)	$786	(3)	$(22)

Historical wholesale hedges:
Power	(104)	(224)	120	(284)	(321)		37
Fuel	7	26	(19)	19	105		(86)
Tolling/other	(29)	17	(46)	(70)	(37)		(33)
	(126)	(181)	55	(335)	(253)		(82)
Gains on sales of assets and emission allowances, net	3	92	(89)	159	116		43
Adjusted EBITDA	$338	$462	$(124)	$588	$649		$(61)

Unrealized losses on energy derivatives	(355)	(354)	(1)	(280)	(91)		(189)
Western states settlement	(35)	(351)	316	(35)	(351)		316
Changes in California-related receivables and reserves	—	—	—	—	2		(2)
Settlement of shareholder class action lawsuits	—	—	—	—	(8)		8
EBITDA	$(52)	$(243)	$191	$273	$201		$72

Depreciation and amortization	(108)	(124)	16	(280)	(336)		56
Interest expense	(101)	(100)	(1)	(312)	(293)		(19)
Interest income	7	3	4	23	15		8
Loss from continuing operations before income taxes	$(254)	$(464)	$210	$(296)	$(413)		$117

(1) Gross margin (revenues less purchased power, fuel and cost of gas sold) excludes depreciation, amortization, labor and other product costs.

(2) Adjusted other general and administrative excludes $8 million for settlement of shareholder class action lawsuits for the nine months ended September 30, 2005.

(3) Open EBITDA excludes $35 million and $351 million for the Western states settlement for the three and nine months ended September 30, 2006 and 2005, respectively.

Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2005.

Reliant Energy, Inc. and  Subsidiaries
Condensed Consolidated Balance Sheets
(Thousands of Dollars)

	September 30, 2006	December 31, 2005
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$66,670	$88,397
Restricted cash	10,409	26,906
Accounts and notes receivable, principally customer, net of allowance of $52,602 and $34,054	1,390,954	1,171,673
Inventory	283,620	299,099
Derivative assets	448,755	725,964
Margin deposits	1,495,326	1,716,035
Accumulated deferred income taxes	333,879	361,547
Prepayments and other current assets	128,462	137,498
Current assets of discontinued operations	6,253	203,332
Total current assets	4,164,328	4,730,451
Property, plant and equipment, gross	7,160,153	7,112,684
Accumulated depreciation	(1,381,810)	(1,178,624)
Property, Plant and Equipment, net	5,778,343	5,934,060

Other Assets:
Goodwill	386,594	386,594
Other intangibles, net	433,877	510,582
Derivative assets	258,872	527,799
Prepaid lease	279,085	259,412
Other	329,782	339,112
Long-term assets of discontinued operations	—	880,796
Total other assets	1,688,210	2,904,295
Total Assets	$11,630,881	$13,568,806

LIABILITIES AND EQUITY

Current Liabilities:
Current portion of long-term debt and short-term borrowings	$483,958	$789,325
Accounts payable, principally trade	794,934	886,965
Derivative liabilities	1,068,776	1,219,954
Margin deposits	15,200	15,588
Other	519,992	397,942
Current liabilities of discontinued operations	24,446	96,456
Total current liabilities	2,907,306	3,406,230

Other Liabilities:
Derivative liabilities	567,009	812,695
Other	363,193	389,083
Long-term liabilities of discontinued operations	—	779,678
Total other liabilities	930,202	1,981,456

Long-term Debt	4,095,470	4,317,427
Commitments and Contingencies
Temporary Equity Stock-based Compensation	1,330	—
Stockholders’ Equity:
Preferred stock; par value $0.001 per share (125,000,000 shares authorized; none outstanding)	—	—
Common stock; par value $0.001 per share (2,000,000,000 shares authorized; 308,424,830 and 304,900,193 issued)	69	66
Additional paid-in capital	5,906,298	5,846,747
Retained deficit	(1,972,610)	(1,698,504)
Accumulated other comprehensive loss	(237,184)	(284,281)
Accumulated other comprehensive loss of discontinued operations	—	(335)
Total stockholders’ equity	3,696,573	3,863,693
Total Liabilities and Equity	$11,630,881	$13,568,806

Reference is made to Reliant Energy, Inc.’s Annual Report
 on Form 10-K for the year ended December 31, 2005.

Reliant Energy, Inc. and Subsidiaries
Consolidated Statements of Cash Flows
(Unaudited)

	Nine Months Ended September 30,
	2006	2005
	(in thousands)
Cash Flows from Operating Activities:
Net loss	$(274,106)	$(196,495)
(Income) loss from discontinued operations	4,911	(61,655)
Net loss from continuing operations and cumulative effect of accounting change	(269,195)	(258,150)
Adjustments to Reconcile Net Loss to Net Cash Used in Operating Activities:
Cumulative effect of accounting change	(968)	—
Depreciation and amortization	279,853	336,530
Deferred income taxes	(58,324)	(177,844)
Net changes in energy derivatives	351,711	101,107
Amortization of deferred financing costs	12,101	11,208
Gains on sales of assets and emission allowances, net	(159,787)	(115,793)
Western states settlement	35,000	350,805
Income of equity investments, net	(3,655)	(23,185)
Other, net	12,657	24,960
Changes in other assets and liabilities:
Accounts and notes receivable and unbilled revenue, net	(187,224)	(329,166)
Inventory	13,698	(21,224)
Margin deposits, net	220,321	(881,568)
Net derivative assets and liabilities	(127,512)	170,208
Western states and Cornerstone settlement payments	(159,885)	—
Accounts payable	25,712	298,690
Other current assets	14,972	51,546
Other assets	(25,598)	(62,263)
Taxes payable/receivable	(8,141)	1,788
Other current liabilities	77,330	(21,140)
Other liabilities	(3,341)	23,949
Net cash provided by (used in) continuing operations from operating activities	39,725	(519,542)
Net cash provided by (used in) discontinued operations from operating activities	(45,093)	105,307
Net cash used in operating activities	(5,368)	(414,235)
Cash Flows from Investing Activities:
Capital expenditures	(63,887)	(59,117)
Proceeds from sales of assets, net	1,417	149,345
Proceeds from sales of emission allowances	205,186	130,040
Purchases of emission allowances	(12,443)	(142,794)
Restricted cash	16,497	29,593
Other, net	5,750	2,500
Net cash provided by continuing operations from investing activities	152,520	109,567
Net cash provided by discontinued operations from investing activities	967,566	39,112
Net cash provided by investing activities	1,120,086	148,679
Cash Flows from Financing Activities:
Payments of long-term debt	(331,028)	(42,164)
Increase (decrease) in short-term borrowings and revolving credit facilities, net	(189,364)	227,446
Proceeds from issuances of stock	21,947	25,975
Net cash provided by (used in) continuing operations from financing activities	(498,445)	211,257
Net cash used in discontinued operations from financing activities	(638,000)	—
Net cash provided by (used in) financing activities	(1,136,445)	211,257
Net Change in Cash and Cash Equivalents	(21,727)	(54,299)
Cash and Cash Equivalents at Beginning of Period	88,397	105,054
Cash and Cash Equivalents at End of Period	$66,670	$50,755

Free Cash Flow Reconciliation
(Unaudited)

	Nine Months Ended September 30,
	2006	2005
	(in millions)

Operating cash flow from continuing operations	$40	$(519)
Western states and Cornerstone settlement payments	160	—
Change in margin deposits, net	(220)	882
Capital expenditures	(64)	(59)
Free cash flow before emission allowances activity	(84)	304
Proceeds from sales of emission allowances	205	130
Purchases of emission allowances	(12)	(143)
Free cash flow after emission allowances activity	$109	$291

 Reference is made to Reliant Energy, Inc.’s Annual Report
 on Form 10-K for the year ended December 31, 2005.

Reliant Energy, Inc. and Subsidiaries
Retail Energy Data
(Unaudited)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2006	2005		Change	2006	2005		Change
	(in millions)				(in millions)
Mass gross margin (1)	$315	$274	(2)	$41	$606	$563	(2)	$43
Commercial and Industrial gross margin	134	68	(2)	66	234	110	(2)	124
Market usage adjustments	(13)	2		(15)	—	(15)		15
Total retail energy gross margin (1), excluding unrealized gains (losses) on energy derivatives	436	344		92	840	658		182
Unrealized gains (losses) on energy derivatives	(338)	(181)		(157)	(368)	81		(449)
Total retail energy gross margin (1)	98	163		(65)	472	739		(267)

Operation and maintenance	68	55		13	177	142		35
Selling and marketing	38	25		13	92	66		26
Bad debt expense	34	21		13	70	42		28
Total retail energy contribution margin	$(42)	$62		$(104)	$133	$489		$(356)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2006	2005		2006	2005
	(gigawatt hours)			(gigawatt hours)
Electricity Sales to End-Use Retail Customers:
Mass:
Residential:
Houston	5,403	6,339		12,635	14,428
Non-Houston	2,680	2,294		6,206	4,973
Small Business:
Houston	1,116	1,027	(2)	2,888	2,780	(2)
Non-Houston	463	279	(2)	1,093	605	(2)
Total Mass	9,662	9,939		22,822	22,786
Commercial and Industrial:
ERCOT (3)	9,283	8,307	(2)	25,415	25,030	(2)
Non-ERCOT	1,334	1,959		4,488	4,518
Total Commercial and Industrial	10,617	10,266		29,903	29,548

Market usage adjustments	(115)	(65)		12	(241)
Total	20,164	20,140		52,737	52,093

	Three Months Ended September 30,			Nine Months Ended September 30,
	2006	2005		2006	2005
	(in thousands, metered locations)			(in thousands, metered locations)
Weighted Average Retail Customer Count:
Mass:
Residential:
Houston	1,147	1,233		1,184	1,270
Non-Houston	516	403		492	373
Small Business:
Houston	131	137	(2)	133	140	(2)
Non-Houston	29	17	(2)	28	15	(2)
Total Mass	1,823	1,790		1,837	1,798
Commercial and Industrial:
ERCOT (3)	75	68	(2)	75	71	(2)
Non-ERCOT	1	2		1	2
Total Commercial and Industrial	76	70		76	73
Total	1,899	1,860		1,913	1,871

	September 30, 2006	December 31, 2005
	(in thousands, metered locations)
Retail Customers:
Mass:
Residential:
Houston	1,126	1,213
Non-Houston	532	462
Small Business:
Houston	129	137	(2)
Non-Houston	30	29	(2)
Total Mass	1,817	1,841
Commercial and Industrial:
ERCOT (3)	75	70	(2)
Non-ERCOT	1	2
Total Commercial and Industrial	76	72
Total	1,893	1,913

(1) Gross margin (revenues less purchased power) excludes depreciation, amortization, labor and other product costs.

(2) Beginning in the first quarter of 2006, we recategorized financial and operational data for customers with a peak demand between 200-250 kilowatts and one MW from small business within mass to commercial and industrial.  The 2005 data is presented on a comparable basis.

(3) Includes customers of the Texas General Land Office for whom we provide services.

 Reference is made to Reliant Energy, Inc.’s Annual Report
 on Form 10-K for the year ended December 31, 2005.

Reliant Energy, Inc. and Subsidiaries
Wholesale Energy Data
(Unaudited)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2006		2005		2006		2005
	GWh	% Economic(1)	GWh	% Economic(1)	GWh	% Economic(1)	GWh	% Economic(1)
Economic Generation Volume (2):
PJM Coal	6,009.7	82%	6,146.7	84%	17,686.0	81%	17,197.3	81%
MISO Coal	1,683.3	61%	2,020.9	71%	4,734.9	57%	5,223.5	62%
PJM/MISO Gas	669.0	9%	831.8	12%	996.6	4%	1,388.2	6%
West	1,350.6	24%	913.3	15%	2,623.4	14%	1,114.2	7%
Other	1,481.6	87%	1,682.1	68%	4,356.8	88%	4,423.1	60%
Total	11,194.2	46%	11,594.8	45%	30,397.7	40%	29,346.3	38%

Commercial Capacity Factor (3):
PJM Coal	86.1%		84.8%		81.0%		78.8%
MISO Coal	85.0%		82.6%		84.6%		85.8%
PJM/MISO Gas	96.8%		83.6%		87.2%		77.3%
West	73.3%		92.4%		84.6%		93.6%
Other	99.5%		97.3%		92.4%		94.0%
Total	86.8%		86.7%		83.7%		82.8%

	GWh		GWh		GWh		GWh
Generation Volume (4):
PJM Coal	5,171.7		5,213.2		14,330.3		13,543.1
MISO Coal	1,431.5		1,668.6		4,005.2		4,480.4
PJM/MISO Gas	647.8		695.5		868.7		1,073.0
West	990.2		843.5		2,218.4		1,042.8
Other	1,474.1		1,636.6		4,027.6		4,156.7
Total	9,715.3		10,057.4		25,450.2		24,296.0

Unit Margin ($/MWh) (5):
PJM Coal	$32.48		$46.61		$28.89		$32.05
MISO Coal	27.24		47.35		23.22		33.03
PJM/MISO Gas	46.31		27.32		42.59		34.48
West	17.17		NM (6)		6.76		NM (6)
Other	NM (6)		NM (6)		NM (6)		NM (6)
Weighted Average Total	$26.66		$34.70		$22.12		$25.81

	Three Months Ended September 30,			Nine Months Ended September 30,
	2006	2005	Change	2006	2005	Change
	(in millions)			(in millions)
Open Energy Gross Margin (7):
PJM Coal	$168	$243	$(75)	$414	$434	$(20)
MISO Coal	39	79	(40)	93	148	(55)
PJM/MISO Gas	30	19	11	37	37	—
West	17	(5)	22	15	(11)	26
Other	5	13	(8)	4	19	(15)
Total Open Energy Gross Margin	259	349	(90)	563	627	(64)

Other Margin (8):
PJM Coal	11	6	5	28	27	1
MISO Coal	5	4	1	9	9	—
PJM/MISO Gas	18	16	2	31	31	—
West	39	58	(19)	122	148	(26)
Other	28	23	5	80	71	9
Total Other Margin	101	107	(6)	270	286	(16)

Total Open Wholesale Gross Margin	360	456	(96)	833	913	(80)

Historical Wholesale Hedges (9):
Power	(104)	(224)	120	(284)	(321)	37
Fuel	7	26	(19)	19	105	(86)
Tolling/other	(29)	17	(46)	(70)	(37)	(33)
Total Historical Wholesale Hedges	(126)	(181)	55	(335)	(253)	(82)

Unrealized gains (losses) on energy derivatives	(17)	(173)	156	88	(172)	260
Changes in California-related receivables and reserves	—	—	—	—	2	(2)
Total Wholesale Energy Gross Margin	217	102	115	586	490	96

Operation and maintenance	151	124	27	458	412	46
Bad debt expense	1	2	(1)	(2)	2	(4)

Total Wholesale Energy Contribution Margin	$65	$(24)	$89	$130	$76	$54

(1)                Percent economic is economic generation volume divided by maximum generation at 100% plant availability.

(2)                Economic generation volume is estimated generation at 100% plant availability based on an hourly analysis of when it is economical to generate based on the price of power, fuel, emission allowances and variable operating costs.

(3)                Commercial capacity factor is the generation volume divided by the economic generation.

(4)                Excludes generation volume related to power purchase agreements, which includes tolling agreements.

(5)                Represents open energy gross margin divided by generation volume.

(6)                NM is not meaningful.

(7)                Open energy gross margin is calculated using the power sales prices received by the plants less delivered spot fuel prices.  This figure excludes the effects of our historical wholesale hedges and prices actually paid for fuel.

(8)                Other margin represents power purchase agreements, capacity payments, ancillary revenues and West region hedges.

(9)                Historical wholesale hedges were entered into to primarily hedge the economics of our wholesale operations.  These amounts primarily relate to  settlements of forward power and fuel hedges, long-term tolling purchases, long-term natural gas transportation contracts, storage contracts and our legacy energy trading.  These amounts are derived based on methodology consistent with the calculation of open energy gross margin.

Reference is made to Reliant Energy, Inc.’s Annual Report
 on Form 10-K for the year ended December 31, 2005.

Reliant Energy, Inc. and Subsidiaries
PJM Coal and MISO Coal (1)
(Unaudited)

	Summer/Winter Average Capacity	Heat Rate	Q3 economic generation volume (GWh)		Q3 commercial capacity factor		Q3 generation volume (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2006	2005	2006	2005	2006	2005
Cheswick	580	10.0	1,014.8	966.8	91.1%	85.0%	924.8	821.7
Conemaugh (2)	280	9.4	605.6	605.8	97.0%	82.4%	587.2	499.4
Elrama	466	11.3	688.6	701.8	76.4%	83.8%	526.2	588.2
Keystone (2)	282	9.5	606.4	607.3	97.3%	95.3%	589.8	578.7
Portland	400	10.1	649.5	720.5	75.4%	90.9%	489.6	654.9
Seward	521	9.7	1,114.2	1,087.2	77.9%	83.5%	868.0	907.8
Shawville (2)	566	10.3	987.6	1,065.8	88.3%	73.5%	872.4	783.4
Titus	246	10.8	343.0	391.5	91.5%	96.8%	313.7	379.1
PJM Coal Total	3,341		6,009.7	6,146.7	86.1%	84.8%	5,171.7	5,213.2

	Summer/Winter Average Capacity	Heat Rate	Q3 economic generation volume (GWh)		Q3 commercial capacity factor		Q3 generation volume (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2006	2005	2006	2005	2006	2005
Avon Lake	721	9.8	1,067.7	1,208.8	85.2%	79.7%	909.3	963.8
New Castle	328	10.7	316.8	461.3	79.6%	88.2%	252.3	407.0
Niles	208	10.5	298.8	350.8	90.3%	84.9%	269.9	297.8
MISO Coal Total	1,257		1,683.3	2,020.9	85.0%	82.6%	1,431.5	1,668.6

	Summer/Winter Average Capacity	Heat Rate	Q3 YTD economic generation volume (GWh)		Q3 YTD commercial capacity factor		Q3 YTD generation volume (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2006	2005	2006	2005	2006	2005
Cheswick	580	10.0	2,782.1	2,453.6	73.4%	85.3%	2,041.3	2,093.6
Conemaugh (2)	280	9.4	1,812.2	1,800.5	97.5%	92.2%	1,766.4	1,659.9
Elrama	466	11.3	2,267.6	2,015.7	67.9%	50.6%	1,540.3	1,020.4
Keystone (2)	282	9.5	1,763.0	1,774.8	86.8%	92.8%	1,530.0	1,647.5
Portland	400	10.1	1,875.3	1,937.4	85.4%	82.7%	1,600.6	1,601.9
Seward	521	9.7	3,307.7	3,059.4	69.6%	73.1%	2,302.2	2,235.8
Shawville (2)	566	10.3	2,907.7	3,100.0	90.9%	75.9%	2,643.3	2,351.9
Titus	246	10.8	970.4	1,055.9	93.4%	88.3%	906.2	932.1
PJM Coal Total	3,341		17,686.0	17,197.3	81.0%	78.8%	14,330.3	13,543.1

	Summer/Winter Average Capacity	Heat Rate	Q3 YTD economic generation volume (GWh)		Q3 YTD commercial capacity factor		Q3 YTD generation volume (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2006	2005	2006	2005	2006	2005
Avon Lake	721	9.8	2,938.9	3,175.5	87.0%	85.6%	2,555.9	2,718.7
New Castle	328	10.7	972.9	1,163.4	77.3%	87.7%	752.5	1,020.4
Niles	208	10.5	823.1	884.6	84.7%	83.8%	696.8	741.3
MISO Coal Total	1,257		4,734.9	5,223.5	84.6%	85.8%	4,005.2	4,480.4

(1)                Unless otherwise indicated, the Company owns a 100% interest in each facility listed.

(2)                The Company leases a 100% interest in the Shawville facility, a 16.67% interest in the Keystone facility and a 16.45% interest in the Conemaugh facility under facility interest lease agreements, which expire in 2026, 2034 and 2034, respectively.

Reference is made to Reliant Energy, Inc.’s Annual Report
 on Form 10-K for the year ended December 31, 2005.

Reliant Energy, Inc. and Subsidiaries
PJM/MISO Gas (1)
(Unaudited)

	Summer/Winter Average Capacity	Heat Rate	Q3 economic generation volume (GWh)		Q3 commercial capacity factor		Q3 generation volume (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2006	2005	2006	2005	2006	2005
Aurora	942	10.5	38.4	57.1	100.0%	99.8%	38.4	57.0
Blossburg	23	14.6	0.6	1.6	100.0%	100.0%	0.6	1.6
Brunot Island	315	10.4	11.4	8.0	99.1%	100.0%	11.3	8.0
Gilbert	614	11.0	53.2	118.1	94.2%	86.5%	50.1	102.1
Glen Gardner	184	14.6	6.5	6.8	98.5%	97.1%	6.4	6.6
Hamilton	23	14.8	1.2	1.1	100.0%	100.0%	1.2	1.1
Hunterstown	71	14.8	3.5	5.3	100.0%	100.0%	3.5	5.3
Hunterstown CCGT	833	7.0	491.3	522.3	96.8%	77.3%	475.4	403.8
Mountain	47	14.3	7.9	4.7	100.0%	100.0%	7.9	4.7
Orrtanna	23	14.4	1.6	1.2	87.5%	100.0%	1.4	1.2
Portland	185	11.2	6.3	22.2	87.3%	97.7%	5.5	21.7
Sayreville	264	13.8	17.4	5.5	98.3%	90.9%	17.1	5.0
Shawnee	23	14.0	0.3	0.1	100.0%	100.0%	0.3	0.1
Shawville 5-7 (2)	6	10.2	—	—	0.0%	0.0%	—	—
Titus	35	17.4	—	0.4	0.0%	100.0%	—	0.4
Tolna	47	14.2	2.2	8.4	100.0%	96.4%	2.2	8.1
Werner	252	13.8	6.1	7.0	96.7%	97.1%	5.9	6.8
Shelby	356	9.8	21.1	62.0	97.6%	100.0%	20.6	62.0
PJM/MISO Gas Total	4,243		669.0	831.8	96.8%	83.6%	647.8	695.5

	Summer/Winter Average Capacity	Heat Rate	Q3 YTD economic generation volume (GWh)		Q3 YTD commercial capacity factor		Q3 YTD generation volume (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2006	2005	2006	2005	2006	2005
Aurora	942	10.5	46.4	103.4	87.5%	94.9%	40.6	98.1
Blossburg	23	14.6	1.8	2.8	100.0%	100.0%	1.8	2.8
Brunot Island	315	10.4	8.4	5.0	98.8%	100.0%	8.3	5.0
Gilbert	614	11.0	95.4	204.9	60.0%	81.6%	57.2	167.2
Glen Gardner	184	14.6	8.5	7.5	96.5%	94.7%	8.2	7.1
Hamilton	23	14.8	1.4	1.3	100.0%	100.0%	1.4	1.3
Hunterstown	71	14.8	4.1	6.5	100.0%	100.0%	4.1	6.5
Hunterstown CCGT	833	7.0	752.9	898.3	90.0%	69.9%	677.9	628.0
Mountain	47	14.3	9.3	5.8	100.0%	100.0%	9.3	5.8
Orrtanna	23	14.4	1.9	1.6	89.5%	100.0%	1.7	1.6
Portland	185	11.2	8.2	41.4	84.1%	98.8%	6.9	40.9
Sayreville	264	13.8	22.2	9.7	89.6%	94.8%	19.9	9.2
Shawnee	23	14.0	0.3	0.3	100.0%	100.0%	0.3	0.3
Shawville 5-7 (2)	6	10.2	—	—	0.0%	0.0%	—	—
Titus	35	17.4	—	0.6	0.0%	100.0%	—	0.6
Tolna	47	14.2	3.1	10.7	100.0%	97.2%	3.1	10.4
Werner	252	13.8	5.7	7.4	96.5%	97.3%	5.5	7.2
Shelby	356	9.8	27.0	81.0	83.3%	100.0%	22.5	81.0
PJM/MISO Gas Total	4,243		996.6	1,388.2	87.2%	77.3%	868.7	1,073.0

(1)                Unless otherwise indicated, the Company owns a 100% interest in each facility listed.

(2)                The Company leases a 100% interest in the Shawville facility under facility interest lease agreement, which expires in 2026.

Reference is made to Reliant Energy, Inc.’s Annual Report
 on Form 10-K for the year ended December 31, 2005.

Reliant Energy, Inc. and Subsidiaries
West and Other (1)
(Unaudited)

	Summer/Winter Average Capacity	Heat Rate	Q3 economic generation volume (GWh)		Q3 commercial capacity factor		Q3 generation volume (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2006	2005	2006	2005	2006	2005
Bighorn (2)	598	7.2	—	—	0.0%	0.0%	—	—
Coolwater	622	10.1	427.1	253.1	91.7%	100.0%	391.7	253.1
Ellwood (2)	54	13.3	—	—	0.0%	0.0%	—	—
Etiwanda (2)	640	10.0	—	—	0.0%	0.0%	—	—
Mandalay (2)	560	10.9	236.4	170.9	97.2%	100.0%	229.7	170.9
Ormond Beach	1,516	9.6	687.1	489.3	53.7%	85.7%	368.8	419.5
West Total	3,990		1,350.6	913.3	73.3%	92.4%	990.2	843.5

	Summer/Winter Average Capacity	Heat Rate	Q3 economic generation volume (GWh)		Q3 commercial capacity factor		Q3 generation volume (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2006	2005	2006	2005	2006	2005
Channelview	830	6.1	1,481.6	1,466.0	99.5%	100.0%	1,474.1	1,466.0
Indian River (2)	587	10.5	—	145.8	0.0%	69.8%	—	101.7
Osceola (2)	470	11.0	—	70.3	0.0%	98.0%	—	68.9
Other Total	1,887		1,481.6	1,682.1	99.5%	97.3%	1,474.1	1,636.6

	Summer/Winter Average Capacity	Heat Rate	Q3 YTD economic generation volume (GWh)		Q3 YTD commercial capacity factor		Q3 YTD generation volume (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2006	2005	2006	2005	2006	2005
Bighorn (2)	598	7.2	938.4	—	99.4%	0.0%	933.0	—
Coolwater	622	10.1	536.8	304.3	93.2%	100.0%	500.1	304.3
Ellwood (2)	54	13.3	0.1	0.1	100.0%	100.0%	0.1	0.1
Etiwanda (2)	640	10.0	—	—	0.0%	0.0%	—	—
Mandalay (2)	560	10.9	322.5	242.5	96.8%	99.3%	312.3	240.8
Ormond Beach	1,516	9.6	825.6	567.3	57.3%	87.7%	472.9	497.6
West Total	3,990		2,623.4	1,114.2	84.6%	93.6%	2,218.4	1,042.8

	Summer/Winter Average Capacity	Heat Rate	Q3 YTD economic generation volume (GWh)		Q3 YTD commercial capacity factor		Q3 YTD generation volume (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2006	2005	2006	2005	2006	2005
Channelview	830	6.1	4,347.0	3,849.6	92.4%	100.0%	4,017.8	3,849.6
Indian River (2)	587	10.5	—	442.0	0.0%	52.2%	—	230.9
Osceola (2)	470	11.0	9.8	131.5	100.0%	57.9%	9.8	76.2
Other Total	1,887		4,356.8	4,423.1	92.4%	94.0%	4,027.6	4,156.7

(1)                Unless otherwise indicated, the Company owns a 100% interest in each facility listed.

(2)                Excludes generation volume during periods the unit operated under power purchase agreements.

Reference is made to Reliant Energy, Inc.’s Annual Report
 on Form 10-K for the year ended December 31, 2005.

Reliant Energy, Inc. and Subsidiaries
Adjusted Net Debt
(Unaudited)
(in millions)

September 30, 2006
Debt:
Senior secured revolver	$189
Senior secured term loans	531
Senior secured notes	1,850
Convertible senior subordinated notes	275
Orion Power 12% notes (1)	441
PEDFA fixed-rate bonds for Seward plant due 2036	500
Channelview	343
Receivables facility	450
Warrants	(1)
Other (2)	1
REMA operating leases (off-balance sheet)	480
Total debt and debt equivalents (3)	5,059

Less:
Cash and cash equivalents	(67)
Restricted cash	(10)
Net margin deposits	(1,480)
Adjusted Net Debt	$3,502

(1)             Orion 12% notes include purchase accounting adjustments of $41 million.

(2)             Other subsidiary debt.

(3)             Debt equivalents include off-balance sheet REMA leases of $480 million.

Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2005.

FOR ADDITIONAL INQUIRIES PLEASE CONTACT:

Dennis Barber
(713) 497-3042